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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)

                                 March 26, 1997
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                               Unity Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                     1-12431                   22-3282551
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


  64  Old Highway 22, Clinton, New Jersey                        08809
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  (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (908) 730-7630
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Item 5.     Other Events.

     The Registrant issued a press release on March 26, 1997 announcing a $.05 per share quarterly cash dividend payable on May 5, 1997 to shareholders of record as of April 15, 1997. On April 24, 1997, the Registrant issued a press release announcing it earnings for the first fiscal quarter of 1997.


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Item 7.     Exhibits.

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.                         Description
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  99a                         Press Release dated March 26, 1997

  99b                         Press Release dated April 24, 1997






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       UNITY BANCORP, INC.
                                          (Registrant)




Dated:  May 5, 1997                 By: /s/ JAMES HYMAN
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                                            James Hyman
                                            President and Chief
                                            Operating Officer




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                                  EXHIBIT INDEX
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                           CURRENT REPORT ON FORM 8-K
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                                                            Sequential
Exhibit No.                   Description                   Page Number
-----------                   -----------                   -----------

   99a                        Press Release dated
                              March 26, 1997

   99b                        Press Release dated
                              April 24, 1997







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